SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 28, 2014

AOXIN TIANLI GROUP, INC.
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-34799	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite K, 12th Floor, Building A, Jiangjing Mansion
228 Yanjiang Ave., Jiangan District, Wuhan City
Hubei Province, China 430010
(Address of principal executive offices)

Registrant’s telephone number, including area code: (+86) 27 8274 0726

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 28, 2014, we entered into a subscription agreement for the issuance and sale of a total of 4,600,000 of our common shares (the “Shares”), representing approximately 16.57 % of our then outstanding 27,763,000 common shares, for a total purchase price of $11,040,000, or $2.40 per share to Kai Xiao (1,500,000 shares), Wei Huang (1,500,000 shares), Yingjian Li (800,000 shares) and Ruinao Yang (800,000 shares). The subscription agreement is filed as Exhibit 10.1 to this report (the “Subscription Agreement”).

As a condition of the sale, each of the purchasers agreed not to sell the Shares for nine months and thereafter at not less than $2.40 per share.

Item 3.02 Sale of Unregistered Securities.

On November 28, 2014, we sold to a total of 4,600,000 common shares, representing approximately 16.57% of our outstanding common shares immediately prior to the sale, for a total purchase price of $11,040,000, or $2.40 per share, to Kai Xiao (1,500,000 shares), Wei Huang (1,500,000 shares), Yingjian Li (800,000 shares) and Ruinao Yang (800,000 shares) pursuant to the Subscription Agreement.  As a condition of the sale, each of the purchasers agreed not to sell the common shares which they purchased for nine months and thereafter at not less than $2.40 per share.  We did not pay any brokerage or other commissions to an underwriter, broker-dealer or other person in connection with the sale.

The Shares were issued in an “off-shore” transaction exempt from the registration requirements of the Securities Act under Rule 903 of Regulation S of the Securities Act. Each of the purchasers is a non-U.S. Person, as defined in Rule 902of Regulation S. The certificates evidencing the Shares were endorsed with restrictive legends in accordance with Regulation S.

Item 7.01 Regulation FD Disclosure.

On December 2, 2014, we issued a press release reporting the sale of the Shares to Messrs. Xiao, Huang, Li and Yang.  A copy of the press release is attached hereto as Exhibit 99.1.

The information in Exhibit 99.1 shall not be deemed as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such Section, nor shall it be deemed incorporated by reference in any filing by us under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1   Subscription Agreement dated November 28, 2014.
99.1   Press release dated December 2, 2014.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Aoxin Tianli Group, Inc.

By:	/s/ Ping Wang
Ping Wang
Chief Executive Officer

Dated: December 2, 2014